UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2012

Universal Technical Institute, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16220 North Scottsdale Road, Suite 100, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	623-445-9500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5. 02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described in Item 5.07 of this Current Report on Form 8-K, on February 22, 2012, at the Universal Technical Institute, Inc. 2012 Annual Meeting of Stockholders, the stockholders of Universal Technical Institute, Inc. (the “Company”) approved amendments to the Company’s 2003 Incentive Compensation Plan (the “2003 Plan”). The amendments to the 2003 Plan had been approved by the Company’s Board of Directors on January 6, 2012, subject to receipt of stockholder approval.

The following description of certain terms as well as the amendments to the 2003 Plan is qualified in all respects by the terms of the 2003 Incentive Compensation Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Eligibility: Awards may be granted under the 2003 Plan only to individuals who are directors, officers, other employees of, or consultants or advisors to the Company and its subsidiaries.

Types of Awards: The following types of awards may be made under the 2003 Plan, subject to limitations set forth in the 2003 Plan:

• Stock Options;

• Stock Appreciation Rights;

• Performance Awards;

• Stock Awards; and

• Stock Unit Awards.

The 2003 Plan was amended as follows:

• The maximum number of shares of the Company’s common stock issuable under the 2003 Plan was increased to 5,280,972;

• The limitations on repricing of options and stock appreciation rights was clarified to prohibit the purchase by the Company of options and stock appreciation rights for cash unless approved by stockholders;

• The limitations on transfers of options and stock appreciation rights was expanded to prohibit transfers of options and stock appreciation rights to third parties for any consideration unless approved by stockholders; and

• The Company is permitted to recapture the shares used to satisfy withholding taxes paid on behalf of the participant upon vesting of the award for future use.

A description of the material terms of the 2003 Plan is set forth in Proposal 3, under the heading “Amendment of the 2003 Incentive Compensation Plan,” in the Company’s definitive proxy statement on Schedule 14A for the 2012 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on January 10, 2012.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on February 22, 2012.

The stockholders elected each of the three nominees as Class II Directors to serve a three-year term ending in 2015, or until the Director’s successor is duly elected and qualified:

Director	Affirmative Votes	Votes Against	Votes Withheld	Broker Non-Votes
Roger S. Penske	17,658,320	3,466,048	103	1,507,895
Linda J. Srere	20,842,640	281,728	103	1,507,895
John C. White	20,826,676	297,654	141	1,507,895

The stockholders ratified the appointment of PricewaterhouseCoopers, LLP as the independent registered public accounting firm for the Company for the year ending September 30, 2012:

Affirmative Votes	Votes Against	Abstain	Broker Non-Votes
22,454,346	178,007	13	0

The stockholders approved the amendments to the 2003 Incentive Compensation Plan:

Affirmative Votes	Votes Against	Abstain	Broker Non-Votes
12,558,630	8,562,810	3,031	1,507,895

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibit to this Current Report is listed in the Exhibit Index set forth elsewhere herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

February 23, 2012	By:	/s/ Chad A Freed

Name: Chad A Freed
Title: General Counsel, Senior Vice President of Business Development

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Exhibit Index

Exhibit No.	Description

10.1	Universal Technical Institute, Inc. 2003 Incentive Compensation Plan, as amended